UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 2, 2006

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY 14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On August 2, 2006, Constellation Brands, Inc. (the “Company”) committed to the principal features of a plan to invest in new distribution and bottling facilities in the United Kingdom (“UK”) and to streamline certain of its Australian operations (collectively, the “Fiscal 2007 Wine Plan”). The initiatives are part of the Company’s ongoing efforts to maximize asset utilization, further reduce costs and improve long-term return on invested capital throughout its international operations. The UK portion of the plan includes new investments in property, plant and equipment and certain disposals of property, plant and equipment and is expected to increase wine bottling capacity and efficiency and reduce costs of transport, production and distribution. The UK portion of the plan also includes costs for employee terminations. The Australian portion of the plan includes the buy-out of certain grape supply and processing contracts and the sale of certain property, plant and equipment. The actions under the Fiscal 2007 Wine Plan are expected to commence by August 31, 2006, and the Company currently expects the Australian portion of the plan to be complete by the end of the Company’s current fiscal year, which ends on February 28, 2007 (“Fiscal 2007”) and the UK portion of the plan to be complete by the end of the fiscal year which ends on February 28, 2009 (“Fiscal 2009”).

As further detailed in the table below, the Company expects to incur approximately $33 million of restructuring charges in connection with the Fiscal 2007 Wine Plan and approximately $7 million of other related costs, all of which charges and costs will be recorded in the Company’s results of operations during Fiscal 2007, the fiscal year ending February 29, 2008 (“Fiscal 2008”) and Fiscal 2009. Additionally, the Company expects to record accelerated depreciation of approximately $10 million for the disposals of certain property, plant and equipment in the UK, primarily during Fiscal 2007 and Fiscal 2008. The Company also concluded on August 2, 2006, that the expected sale of certain property, plant and equipment in Australia will result in an impairment charge of approximately $10 million during Fiscal 2007 which impairment charge is not expected to result in any future cash expenditures. In connection with the Fiscal 2007 Wine Plan, the Company expects to incur aggregate cash expenditures of approximately $40 million, primarily during Fiscal 2007, and an aggregate of approximately $20 million of non-cash charges, primarily during Fiscal 2007. The following table sets forth the Company’s current expectations related to the Fiscal 2007 Wine Plan:

	Estimated Pretax Charges During Fiscal 2007	Estimated Pretax Charges During Fiscal 2008	Estimated Pretax Charges During Fiscal 2009	Estimated Total
(in millions)
Restructuring charges:
Employee termination costs	$3	$-	$-	$3
Contract termination costs	25	-	-	25
Other associated costs	-	5	-	5
Total restructuring charges	28	5	-	33
Other related costs	2	3	2	7
Total cash costs	30	8	2	40

Accelerated depreciation	4	5	1	10
Impairment charge on assets to be sold	10	-	-	10
Total non-cash costs	14	5	1	20

Total cash and non-cash costs	$44	$13	$3	$60

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s expected restructuring charges, other related costs, accelerated depreciation and impairment charge on assets to be sold, all of which are in connection with the Fiscal 2007 Wine Plan, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to the following risks and uncertainties: the Company’s restructuring charges, other related costs, accelerated depreciation and impairment charge on assets to be sold, all of which are in connection with the Fiscal 2007 Wine Plan, vary materially from management’s current estimates of these charges and costs due to variations in anticipated headcount reductions, contract terminations, and proceeds from the sale of assets identified for sale; and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2006, and other Securities and Exchange Commission filings.

ITEM 2.06	MATERIAL IMPAIRMENTS.

The information set forth in Item 2.05 above is hereby incorporated by reference into this Item 2.06.

ITEM 7.01	REGULATION FD DISCLOSURE.

On August 2, 2006, the Company issued a press release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The release provided information about, among other items, the Company’s updated financial guidance for its second quarter ending August 31, 2006 and fiscal year ending February 28, 2007, and its plans to invest in new distribution and bottling facilities in the United Kingdom and to streamline certain of its Australian operations. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

References to the Company’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference. The information included in this Current Report on Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of the Company dated August 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION BRANDS, INC.

Date: August 2, 2006	By:	/s/ Thomas S. Summer
Thomas S. Summer, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Press Release of Constellation Brands, Inc. dated August 2, 2006.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.